EXHIBIT 99.2

willistowerswatson.com willistowerswatson.com Willis Towers Watson Earnings Release Supplemental Materials 2020 Second Quarter Financial Results July 30, 2020 © 2020 Willis Towers Watson. All rights reserved.

Willis Towers Watson Forward Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as "may", "will", "would", "expect", "anticipate", "believe", "estimate", "plan", "intend", "continue", or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, such things as our outlook, the impact of the COVID-19 pandemic on our business, our pending business combination with Aon plc, future capital expenditures, ongoing working capital efforts, future share repurchases, growth in revenue, the impact of changes to tax laws on our financial results, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully manage ongoing organizational and technology changes, including investments in improving systems and processes, and plans and references to future successes, including our future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Willis Towers Watson's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained herein, including the following: the ability of the company to successfully establish, execute and achieve its global business strategy as it evolves; changes in demand for our services, including any decline in consulting services, defined benefit pension plans or the purchasing of insurance; changes in general economic, business and political conditions, including changes in the financial markets; the risk that the COVID-19 pandemic substantially and negatively impacts the demand for our products and services and cash flows, and/or continues to materially impact our business operations, including increased demand on our information technology resources and systems and related risks of cybersecurity breaches or incidents; the risks relating to or arising from our pending business combination with Aon plc announced in March 2020, including, among others, our ability to consummate the transaction, including on the terms of the business combination agreement, on the anticipated timeline, and/or with the required shareholder and regulatory approvals; significant competition that the company faces and the potential for loss of market share and/or profitability; the impact of seasonality and differences in timing of renewals; the failure to protect client data or breaches of information systems or insufficient safeguards against cybersecurity breaches or incidents; the risk of increased liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstanding litigation; the risk the Stanford litigation settlement approval will be overturned on appeal, the risk that the Stanford bar order may be challenged in other jurisdictions, and the risk that the charge related to the Stanford settlement may not be deductible; the risk of substantial negative outcomes on existing litigation or investigation matters; changes in the regulatory environment in which the company operates, including, among other risks, the impact of pending competition law and regulatory investigations; various claims, government inquiries or investigations or the potential for regulatory action; the company's ability to make divestitures or acquisitions and its ability to integrate or manage such acquired businesses (including the recently-completed acquisition in Latin America); our ability to successfully hedge against fluctuations in foreign currency rates; our ability to integrate direct-to-consumer sales and marketing solutions with our existing offerings and solutions; the ability to comply with complex and evolving regulations related to data privacy and cyber security; the ability to successfully manage ongoing organizational changes, including investments in improving systems and processes; disasters or business continuity problems; the impact of Brexit; our ability to successfully enhance our billing, collection and other working capital efforts, and thereby increase our free cash flow; the potential impact of the anticipated replacement of LIBOR; the ability of the company to properly identify and manage conflicts of interest; reputational damage, including from association with third parties; reliance on third-party services; the loss of key employees; doing business internationally, including the impact of exchange rates; compliance with extensive government regulation; the risk of sanctions imposed by governments, or changes to associated sanction regulations; our ability to effectively apply technology, data and analytics changes for internal operations, maintaining industry standards and meeting client preferences; changes and developments in the insurance industry or the United States healthcare system, including those related to Medicare; the inability to protect the company's intellectual property rights, or the potential infringement upon the intellectual property rights of others; fluctuations in the company's pension assets and liabilities; the company's capital structure, including indebtedness amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls and procedures of each; the ability of the company to obtain financing on favorable terms or at all; adverse changes in the credit ratings of the company; the impact of recent changes to U.S. tax laws, including on our effective tax rate, and the enactment of additional, or the revision of existing, state, federal, and/or foreign regulatory and tax laws and regulations; U.S. federal income tax consequences to U.S. persons owning at least 10% of the company's shares; changes in accounting principles, estimates or assumptions; fluctuation in revenue against the company's relatively fixed or higher than expected expenses; the laws of Ireland being different from the laws of the United States and potentially affording less protections to the holders of our securities; and the company's holding company structure potentially preventing it from being able to receive dividends or other distributions in needed amounts from our subsidiaries. These factors also include those described under "Risk Factors" in the company's most recent 10-K and 10-Q filings and subsequent filings filed with the SEC, including definitive additional materials, the merger proxy statement and other filings generally applicable to significant transactions and related integrations that are or will be filed with the SEC. Copies are available online at http://www.sec.gov or www.willistowerswatson.com.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against relying on these forward-looking statements.

willistowerswatson.com
© 2020 Willis Towers Watson. All rights reserved
Willis Towers Watson 1

willistowerswatson.com Willis Towers Watson Non - GAAP Measures © 2020 Willis Towers Watson. All rights reserved. In order to assist readers of our consolidated financial statements in understanding the core operating results that Willis T owe rs Watson’s management uses to evaluate the business and for financial planning, we present the following non - GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted O perating Income/Margin, (4) Adjusted EBITDA/Margin, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Ra te and (9) Free Cash Flow. The Company believes that these measures are relevant and provide useful information widely used by analysts, investors and o the r interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results. Reconciliations of these measures are included in the accompanying appendix of these earning release supplemental materials. The Company does not reconcile its forward - looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to v ariability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information, such as fo reign currency impacts necessary for a quantitative reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to t he Company without unreasonable efforts. For the same reasons, the Company is unable to address the probable significance of the unavailable information. The Company provides non - GAA P financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calculations and the U.S. GAAP measures may be mat eri ally different than the non - GAAP measures. 2

willistowerswatson.com Q2 2020 GAAP Financial Results Key Figures © 2020 Willis Towers Watson. All rights reserved. 3 $USD million, except EPS and % Three months ended June 30, Six months ended June 30, 2019 2020 2019 2020 Revenue as reported % change $2,048 $2,113 +3% $4,360 $4,579 +5% Income from Operations as reported % change $176 $163 - 7% $535 $523 - 2% Operating Margin % as reported change, basis points 8.6% 7.7% - 90 bps 12.3% 11.4% - 90 bps Net Income attributable to Willis Towers Watson as reported % change $138 $94 - 32% $425 $399 - 6% Diluted EPS as reported % change $1.06 $0.72 - 32% $3.26 $3.07 - 6% Net Cash From Operating Activities as reported % change $303 $685 +126%

Q2 2020 Key Figures, Includes Non-GAAP Financial Results

Willis Towers Watson reports second quarter 2020 earnings

Total Revenue

$2.1B

Q2 2020 Revenue

Resilient Recurring Revenue Base

Constant currency growth of 5% and flat organic revenue for the quarter despite ongoing economic challenges and uncertainty from COVID-19

This reflects our commitment to our clients and their rapidly evolving needs as they continue to navigate unprecedented business disruptions

Constant Currency %		*Organic %*	
+5%	+6%	0%	+6%
Q2 2020	Q2 2019	Q2 2020	Q2 2019

Adj. Diluted EPS[1]

$1.80

Q2 2020 Adj. Diluted EPS

Modest Earnings Growth

Delivered solid earnings despite a challenging global operating environment

A modest decrease in operating results were offset by improvement in non-operating earnings

+1%	$1.78
Q2 2020	Q2 2019

Adj. Operating Margin[1]

14.0%

Q2 2020
Adj. Operating Margin

Maintained Margin Profile

Maintained disciplined expense management during a time of economic challenge and uncertainty by quickly reducing discretionary spending in order to preserve our margin profile in a sustainable manner

-60bps	14.6%
Q2 2020	Q2 2019

Free Cash Flow[1]

$550M

Free Cash Flow
six months ended
June 30, 2020

Strong Cash Management Discipline

Free cash flow is up $367m, or 201%, compared to the first half of 2019 driven by significant working capital improvement

Keen focus on liquidity management and cash generation to preserve WTW's financial strength and flexibility

+201%	$183M
YTD '20 vs. YTD '19	YTD 2019

1 Signifies Non-GAAP financial measures. See appendix for Non-GAAP reconciliations.

willistowerswatson.com
© 2020 Willis Towers Watson. All rights reserved
Willis Towers Watson
4

willistowerswatson.com Organic Revenue Growth % Resilient Business Portfolio At A Time Of Economic Uncertainty Our commitment to our clients and colleagues is key to our business resilience © 2020 Willis Towers Watson. All rights reserved. 5 HCB had organic revenue decline with the impact of COVID - 19 being most pronounced in the Talent and Reward business. The remainder of the segment including Retirement, Health and Benefits, and Technology & Administration Solutions continued to deliver organic growth led by increased demand for project work and new client wins CRB delivered solid organic revenue growth led by North America, followed by International and Western Europe. Growth was driven by new business generation and strong client retention. The revenue growth was partially offset by a decline in Great Britain due to the negative impact of COVID - 19 on certain insurance lines IRR had solid organic growth led by Reinsurance driven by new business wins and solid renewals . Insurance Consulting & Technology, Investments, and Wholesale also delivered organic revenue growth as a result of new client wins BDA organic revenue decline was primarily driven by a shift in timing in Individual Marketplace. TRANZACT had a strong quarter with revenue of $ 87 million, which is not included in the organic revenue growth as presented Q2 2019 Q2 2020 Human Capital & Benefits 5% - 2% Corporate Risk & Broking 5% 4% Investment, Risk & Reinsurance 8% 2% Benefits Delivery & Administration 1 6% - 3% Willis Towers Watson 6% 0% 1 Benefits Delivery & Administration organic growth as presented excludes TRANZACT with transaction closing July 30, 2019

willistowerswatson.com Summary of Segment Financial Results Q2 2020 segment results compared to Q2 2019 © 2020 Willis Towers Watson. All rights reserved. 6 1 The Operating Margin percentage is rounded. 2 Revenue includes TRANZACT revenue for Q2 2020 after July 30, 2019 closing. As reported, $USD million, except % Q2 2019 Q2 2020 Revenue Operating Margin % 1 Revenue Operating Margin % 1 Margin Year - over - year Human Capital & Benefits 797 21% 767 21% - 20 bps Corporate Risk & Broking 690 15% 701 19% +400 bps Investment, Risk & Reinsurance 409 27% 413 29% +180 bps Benefits Delivery & Administration 2 126 - 20% 209 - 4% +1,590 bps

willistowerswatson.com Maintaining A Flexible Balance Sheet Position Reinforcing our business fundamentals; safeguarding WTW’s financial strength 7 © 2020 Willis Towers Watson. All rights reserved. A disciplined capital management strategy intended to provide Willis Towers Watson with the financial flexibility to reinvest in our businesses, capitalize on market growth opportunities, and support significant value creation for shareholders Our capital structure provides a solid foundation for business strength and growth in the long - term A solid history of effectively managing our leverage with a commitment to maintaining investment grade credit rating Taking a disciplined approach to managing outstanding debt with the near - term focus on liquidity management and the goal to returning our leverage profile to historical level (pre - TRANZACT) 1 Total Debt equals sum of current debt and long - term debt as shown on the Consolidated Balance Sheets. 2 Signifies Non - GAAP financial measure. See appendix for Non - GAAP reconciliations. $USD million June 30, 2019 Dec 31, 2019 June 30, 2020 Cash and Cash Equivalents 812 887 1,087 Total Debt 1 4,471 5,617 5,593 Total Equity 10,204 10,369 10,456 Debt to Adj. EBITDA 2 Trailing 12 - month 2.1x 2.4x 2.3x

A Capital Strategy Fit For The Short & Long-Term

Disciplined approach to capital allocation

A capital light business model and capital structure allow us to shift capital between growth and value creation based on changes in the businesses and/or the macro environment

A strong focus on return on investment to optimize the use of cash

A disciplined approach to managing our pipeline of investment opportunities. Matching capital with opportunities that yields the best results for our clients, colleagues, and shareholders

Goals to prioritize use of cash

1. Reinvest in our capabilities, businesses, and processes
2. Invest in innovation, technology, and new business opportunities
3. Pursue opportunistic mergers, acquisitions, and divestitures
4. Strengthen balance sheet and liquidity
5. Return excess cash to shareholders through share repurchase[1]
6. Sustain dividends and payout ratio

CASH RETURNED TO SHAREHOLDERS

$3.1B

FY2016 to Q2 FY2020



Share repurchases
Dividends
$ million
$595
$396
$199
2016
$986
$709
$277
2017
$908
$602
$306
2018
$479
$150
$329
2019
In progress[1]
$171
$171
2020 YTD

MEANINGFUL DIVIDEND GROWTH

+9%

Cash dividend growth 4 years CAGR



Quarterly cash dividend per share
$0.48
$0.53
$0.60
$0.65
$0.68
+9%
2016
2017
2018
2019
2020

1 With regard to certain prohibitions under the transaction agreement in connection with the pending business combination with Aon, no share repurchase is expected during the remainder of 2020

willistowerswatson.com
© 2020 Willis Towers Watson. All rights reserved
Willis Towers Watson
8

willistowerswatson.com © 2020 Willis Towers Watson. All rights reserved. 9 Client Winning Solutions Safeguard Our Business Our primary focus during this crisis has been and continues to be 1 Client Winning Solutions Willis Towers Watson is rising to meet our clients’ evolving needs during this extraordinary time. We are creating leading content and providing innovative solutions to help our clients address COVID - 19 related issues such as health and wellbeing program access, remote workforce management, complex claims and heightened risk exposures, and navigating the capital and liquidity uncertainty. 2 Colleague Health & Wellbeing The health and wellbeing of our colleagues, their families, and the communities we serve around the world continue to be our utmost priority and continue to be an important part of every decision we make. Despite the challenges, our colleagues around the world continue to acclimate to the new remote working environment, while simultaneously delivering the high quality services and solutions for our clients. 3 Safeguard Our Business We have a dedicated team with broad scope to reinforce our business fundamentals and safeguard the financial strength of Willis Towers Watson. The pandemic had a manageable impact on Willis Towers Watson’s demand and cash flow so far, but economic future developments remain difficult to predict. We continue to take a proactive approach to manage expenses, reinforce cash and liquidity, and monitor and plan for different scenarios to safeguard the future of Willis Towers Watson. Colleague Health & Wellbeing

willistowerswatson.com © 2020 Willis Towers Watson. All rights reserved. 10 Economic Outlook Remains Challenging & Unpredictable Proactively reinforcing financial management discipline Comprehensive Contingency Planning The pandemic has slowed growth in the short - term, especially for services that are considered discretionary for our clients, but we believe our business model remains resilient. Nevertheless, we are actively evaluating and planning. We are prepared to take swift actions, as necessary, to help mitigate adverse consequences and preserve cash and our margins in the event that we might sustain a prolonged negative impact to our operations Protecting Balance Sheet And Strengthening Liquidity The global nature of the pandemic had a profound impact on our clients and broadly reduced liquidity around the world. While the impact on Willis Towers Watson has been manageable, we are actively shifting our short - term financial management strategies to focus on protecting our balance sheet, maximizing financial flexibility, and securing access to capital Cash Discipline Across Opex , Capex, and Working Capital Willis Towers Watson’s effort to tightly manage discretionary spending and working capital is helping to limit COVID - 19’s financial impact so far. To that effect, we will continue to be disciplined and thoughtful about managing cost and capital to safeguard the future for Willis Towers Watson and our stakeholders

willistowerswatson.com willistowerswatson.com Appendix: Reconciliation of Non - GAAP Measures 11 © 2020 Willis Towers Watson. All rights reserved.

willistowerswatson.com Appendix 1: Constant currency and organic revenue change As reported, USD millions, except % 12 © 2020 Willis Towers Watson. All rights reserved. ( i ) Components of revenue change may not add due to rounding Components of Revenue Change ( i ) Three Months Ended June 30, As Reported Currency Constant Currency Acquisitions/ Organic 2020 2019 % Change Impact Change Divestitures Change Human Capital & Benefits $ 767 $ 797 (4)% (2)% (2)% 0% (2)% Corporate Risk & Broking 701 690 2% (2)% 4% 0% 4% Investment, Risk & Reinsurance 413 409 1% (1)% 2% 0% 2% Benefits Delivery & Administration 209 126 66% 0% 66% 69% (3)% Segment Revenue 2,090 2,022 3% (2)% 5% 5% 1% Reimbursable expenses and other 23 26 Revenue $ 2,113 $ 2,048 3% (2)% 5% 5% 0% Components of Revenue Change ( i ) Six Months Ended June 30, As Reported Currency Constant Currency Acquisitions/ Organic 2020 2019 % Change Impact Change Divestitures Change Human Capital & Benefits $ 1,617 $ 1,626 (1)% (1)% 1% 0% 1% Corporate Risk & Broking 1,440 1,418 2% (2)% 4% 0% 4% Investment, Risk & Reinsurance 1,028 998 3% (1)% 4% 0% 4% Benefits Delivery & Administration 440 261 69% 0% 69% 70% (1)% Segment Revenue 4,525 4,303 5% (2)% 7% 4% 3% Reimbursable expenses and other 54 57 Revenue $ 4,579 $ 4,360 5% (2)% 7% 4% 2%

willistowerswatson.com Appendix 2: Adjusted operating income and margin, adjusted EBITDA and margin, free cash flow As reported, USD millions, except % 13 © 2020 Willis Towers Watson. All rights reserved. Three Months Ended June 30, 2020 2019 Income from operations $ 163 7.7% $ 176 8.6 % Adjusted for certain items: Amortization 119 123 Transaction and integration expenses 14 — Adjusted operating income $ 296 14.0% $ 299 14.6 % Three Months Ended June 30, 2020 2019 Net Income $ 102 4.8% $ 149 7.3 % Provision for income taxes 75 38 Interest expense 62 56 Depreciation 67 59 Amortization 119 123 Transaction and integration expenses 14 — Loss on disposal of operations 2 — Adjusted EBITDA and Adjusted EBITDA Margin $ 441 20.9% $ 425 20.8 % Six Months Ended June 30, 2020 2019 Cash flows from operating activities $ 685 $ 303 Less: Additions to fixed assets and software for internal use (135) (120) Free Cash Flow $ 550 $ 183 Six Months Ended June 30, 2020 2019 Income from operations $ 523 11.4% $ 535 12.3 % Adjusted for certain items: Abandonment of long - lived asset 35 — Amortization 240 250 Transaction and integration expenses 23 6 Adjusted operating income $ 821 17.9% $ 791 18.1 % Six Months Ended June 30, 2020 2019 Net Income $ 415 9.1% $ 442 10.1 % Provision for income taxes 153 105 Interest expense 123 110 Depreciation 165 113 Amortization 240 250 Transaction and integration expenses 23 6 Loss on disposal of operations 2 — Adjusted EBITDA and Adjusted EBITDA Margin $ 1,121 24.5% $ 1,026 23.5%

willistowerswatson.com Appendix 3: Adjusted net income, adjusted diluted earnings per share, adjusted income before taxes, adjusted income tax rate As reported, USD millions, except % and EPS 14 © 2020 Willis Towers Watson. All rights reserved. ( i ) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding. Three Months Ended June 30, 2020 2019 Net Income attributable to Willis Towers Watson $ 94 $ 138 Adjusted for certain items: Amortization 119 123 Transaction and integration expenses 14 — Loss on disposal of operations 2 — Tax effect on certain items listed above ( i ) (30) (29) Tax effect of the CARES Act 35 — Adjusted Net Income $ 234 $ 232 Weighted - average shares of common stock, diluted 130 130 Diluted Earnings Per Share $ 0.72 $ 1.06 Adjusted for certain items: (ii) Amortization 0.91 0.94 Transaction and integration expenses 0.11 — Loss on disposal of operations 0.02 — Tax effect on certain items listed above ( i ) (0.23) (0.22) Tax effect of the CARES Act 0.27 — Adjusted Diluted Earnings Per Share $ 1.80 $ 1.78 Three Months Ended June 30, 2020 2019 Income from operations before income taxes $ 177 $ 187 Adjusted for certain items: Amortization 119 123 Transaction and integration expenses 14 — Loss on disposal of operations 2 — Adjusted income before taxes $ 312 $ 310 Provision for income taxes $ 75 $ 38 Tax effect on certain items listed above ( i ) 30 29 Tax effect of the CARES Act (35) — Adjusted income taxes $ 70 $ 67 U.S. GAAP tax rate 42.2% 19.7 % Adjusted income tax rate 22.2% 21.4 % Six Months Ended June 30, 2020 2019 Income from operations before income taxes $ 568 $ 547 Adjusted for certain items: Abandonment of long - lived asset 35 — Amortization 240 250 Transaction and integration expenses 23 6 Loss on disposal of operations 2 — Adjusted income before taxes $ 868 $ 803 Provision for income taxes $ 153 $ 105 Tax effect on certain items listed above ( i ) 65 61 Tax effect of the CARES Act (35) — Adjusted income taxes $ 183 $ 166 U.S. GAAP tax rate 26.9% 19.1 % Adjusted income tax rate 21.1% 20.6 % Six Months Ended June 30, 2020 2019 Net Income attributable to Willis Towers Watson $ 399 $ 425 Adjusted for certain items: Abandonment of long - lived asset 35 — Amortization 240 250 Transaction and integration expenses 23 6 Loss on disposal of operations 2 — Tax effect on certain items listed above ( i ) (65) (61) Tax effect of the CARES Act 35 — Adjusted Net Income $ 669 $ 620 Weighted - average shares of common stock, diluted 130 130 Diluted Earnings Per Share $ 3.07 $ 3.26 Adjusted for certain items: (ii) Abandonment of long - lived asset 0.27 — Amortization 1.84 1.92 Transaction and integration expenses 0.18 0.05 Loss on disposal of operations 0.02 — Tax effect on certain items listed above ( i ) (0.50) (0.47) Tax effect of the CARES Act 0.27 — Adjusted Diluted Earnings Per Share $ 5.14 $ 4.76

willistowerswatson.com About Willis Towers Watson Willis Towers Watson (NASDAQ: WLTW) is a leading global advisory, broking and solutions company that helps clients around the world turn risk into a path for growth. With roots dating to 1828, Willis Towers Watson has more than 45,000 employees and services clients in more than 140 countries. We design and deliver solutions that manage risk, optimize benefits, cultivate talent, and expand the power of capital to protect and strengthen institutions and individuals. Our unique perspective allows us to see the critical intersections between talent, assets and ideas — the dynamic formula that drives business performance. Together, we unlock potential. Learn more at willistowerswatson.com. © 2020 Willis Towers Watson. All rights reserved.